UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 24, 2008

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8141 E. Kaiser Blvd., Suite 312, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Starmed Group, Inc. 2029 Century Park East, Suite 1112, Los Angeles, CA 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

As of July 24, 2008, Westmoore Holdings, Inc. (the “Company”) announced the appointment of Quicksilver Stock Transfer, LLC, a Nevada limited liability company (“Quicksilver”) to serve as the Company’s transfer agent and registrar.  Such appointment of Quicksilver is to replace Integrity Stock Transfer as the Company’s transfer agent.  Attached hereto as Exhibit 99.1 is a copy of the Press Release as issued by the Company to announce such appointment.

Item 9.01                      Financial Statements and Exhibits.

(d)       Exhibits
99.1                      Press Release

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2008	WESTMOORE HOLDINGS, INC.

By: /s/ Matthew Jennings
Mathew Jennings, CEO